                                                                 EXHIBIT 10.2(a)

                                   EXHIBIT D
                          ADDENDUM TO LEASE AGREEMENT

This Addendum is attached to and made part of a certain agreement made as of 15 March 1994 between prior building owners ORIAM LIMITED LIABILITY CO. (prior "Landlord") and Frontier Airlines ("Tenant") (the "Leasee"), with the new building owner and "Landlord" now being Pacific Rim Investments.

1.  Basic Lease Term Sheets

     1. Term Sheet drawn for suite #110 with a Lease Commencement Date of October 1st, 1997, and a Termination Date of 8/31/99.

     2. Term Sheet drawn for suite #200 with a Lease Commencement Date of September 1st, 1994, and a Termination Date of 8/31/99.

     3. Term Sheet drawn for suite #350 with a Lease Commencement Date of November 1st, 1997, and a Termination Date of 8/31/99.

     4. Term Sheet drawn for suite #500 with a Lease Commencement Date of February 1st, 1996, and a Termination Date of 1/31/2001.

     5. Term Sheet drawn for suite #605 with a Lease Commencement Date of November 1st, 1997, and a Termination Date of 8/31/99.

     6. Term Sheet drawn for suite #'s 610, 615, 620, with a Lease Commencement Date of November 1st, 1997, and a Termination Date of 8/31/99.

Executed this 12th day of March, 1998.

PACIFIC RIM INVESTMENTS, LLP             FRONTIER AIRLINES

LANDLORD                                 TENANT

By___________________________            By___________________________

Title _______________________            Title________________________

                                 OFFICE LEASE
                                 ------------
                               LEASE TERM SHEET
                               ----------------

BUILDING:    AIRPORT PLAZA

LEASE DATE:  NOV 1, 1997

LANDLORD:    PACIFIC RIM INVESTMENTS, A COLORADO LIMITED LIABILITY PARTNERSHIP

   Address:  12015 E. 46TH AVE. SUITE #115
             DENVER, COLORADO 80239

TENANT:
   Name:     FRONTIER AIRLINES
   Address:  12015 E. 46TH AVENUE, SUITE 200       DENVER, COLORADO 80239
             ---------------------------------------------------------------

(Address for Notice if
different than above)
BROKER OF RECORD:         NA
TENANT'S BROKER (if any)  NA

LEASED PREMISES:
     Suite Number: #110   Floor: 1st floor
     Address:      12015 E. 46TH AVENUE-DENVER, COLORADO 80239

     Tenant's Rentable Area: 926 RSF (rentable square feet)

LEASE TERM:
     Lease Commencement Date:  NOVEMBER 1, 1997
     Lease Expiration Date:    AUGUST 31, 1999
     Lease Period:  1 year(s), plus 10 month(s)with 1 option for tenant to renew
                   --               --
for a period of six to twelve months at tenants election and at current rental rate. An annual rental rate of $12,038.04 divided into 12 (twelve) equal monthly installments of $1,003.17 per month, due and payable on the first day of each month.

     "BUILDING OPERATING COST" REFERENCE (ARTICLE 5):
     BASE YEAR: Calendar Year 1997 or
     EXPENSE STOP: $5.00 per square foot.

     TENANT'S PRO RATA SHARE (OF BUILDING FOR BUILDING OPERATING COSTS):
     926/63,226

     SECURITY DEPOSIT: (EQUIVALENT TO FIRST AND LAST MONTHS RENT)

     PERMITTED USE:   General Office

     PARKING: Number of parking Spaces:  N/A
     LOCATION OF PARKING SPACES: ADJACENT TO OFFICE BUILDING


     PACIFIC RIM INVESTMENTS             FRONTIER AIRLINES
     LANDLORD                            TENANT


     ______________________________      ______________________________

                                 OFFICE LEASE
                                 ------------
                               LEASE TERM SHEET
                               ----------------

BUILDING:    AIRPORT PLAZA

LEASE DATE:  NOV 1, 1997

LANDLORD:    PACIFIC RIM INVESTMENTS, A COLORADO LIMITED LIABILITY PARTNERSHIP

   Address:  12015 E. 46TH AVE. SUITE #115
             DENVER, COLORADO 80239

TENANT:
   Name:     FRONTIER AIRLINES
   Address:  12015 E. 46/TH/ AVENUE. SUITE 200  DENVER, COLORADO 80239
             ---------------------------------------------------------

(Address for Notice if
different than above)
BROKER OF RECORD:           NA
TENANT'S BROKER(IF ANY)     NA

LEASED PREMISES:
     Suite Numbers: 200     Floor: 2/nd/ floor
     Address:       12015 E. 46/TH/ AVENUE-DENVER, COLORADO 80239

     Tenant's Rentable Area: 10,571 RSF (rentable square feet)

LEASE TERM:

     Lease Commencement Date:  SEPTEMBER 1, 1994
     Lease Expiration Date:    AUGUST 31, 1999
     Lease Period:  5 year(s), plus 0 month(s) with 1 option for tenant to renew
                   --               -
for a period of six to twelve months at tenants election and at current rental rate. An annual rental rate of $ 73,997.00 divided into 12 (twelve) equal monthly installments of $6,166.42 per month through August 31/st/, 1998, and an annual rental rate of $ 95,139.00 divided into 12 (twelve) equal monthly installments of $7,928.25 through August 31/st/, 1999, due and payable on the first day of each month.

     "BUILDING OPERATING COST" REFERENCE (ARTICLE 5.02):
     BASE YEAR: Calendar Year 1997, or
     EXPENSE STOP: $5.00 per square foot.
     TENANT'S PRO RATA SHARE (OF BUILDING FOR BUILDING OPERATING COSTS):
     10,571 /63,226

     SECURITY DEPOSIT: (EQUIVALENT TO FIRST AND LAST MONTHS RENT)

     PERMITTED USE: General Office
     PARKING: Number of parking Spaces: N/A
     LOCATION OF PARKING SPACES: ADJACENT TO OFFICE BUILDING

     PACIFIC RIM INVESTMENTS             FRONTIER AIRLINES
     LANDLORD                            TENANT



     ______________________________      ______________________________

                                 OFFICE LEASE
                                 ------------
                               LEASE TERM SHEET
                               ----------------


BUILDING:    AIRPORT PLAZA
             -------------

LEASE DATE:  NOV 1, 1997
             -----------

LANDLORD:    PACIFIC RIM INVESTMENTS, A COLORADO LIMITED LIABILITY PARTNERSHIP
             -----------------------------------------------------------------

   Address:  12015 E. 46/TH /AVENUE, SUITE #115
             ----------------------------------
             DENVER, COLORADO 80239
             ----------------------

TENANT:
      Name:  FRONTIER AIRLINES
             -----------------

   Address:  12015 E. 46TH AVENUE, SUITE #350        DENVER, COLORADO 80239
             --------------------------------------------------------------

_______________
(Address for Notice if
different than above):

BROKER OF RECORD:               NA

TENANT'S BROKER (if any):       NA

LEASED PREMISES:
     Suite Number: 350              Floor: 3rd floor
                                          ----------

     Address:      12015 E. 46TH AVENUE-DENVER, COLORADO 80239
                   -------------------------------------------

Tenants Rentable Area: 640 RSF (rentable square feet)
                       ---


LEASE TERM:
     Lease Commencement Date: NOVEMBER 1, 1997
                              ----------------

     Lease Expiration Date:   AUGUST 31. 1999
                              ---------------
     Lease Period:            1    year(s), plus  10  month(s) with   1
                            ------               ----               ------
Option for tenant to renew for a period of six to twelve months at tenants election and at current rental rate.

BASE RENT: $ 17,365.26 total aggregate Base Rent, payable in monthly
            ----------
installments as follows:

     An annual rental rate of $ 9,471.96  divided into 12 (twelve) equal monthly
                               ----------
     installments of $ 789.33   per month, due and payable on the first day of
                      ---------
     each month.

"BUILDING OPERATING COST" REFERENCE (ARTICLE 5):

     BASE YEAR: Calendar Year 1997 or
                                --

     EXPENSE STOP: $5.00 per square foot

TENANT'S PRO RATA SHARE (OF BUILDING HR BUILDING OPERATING COSTS): 640/63226
                                                                   ---------

SECURITY DEPOSIT: (EQUIVALENT TO FIRST AND LAST MONTHS RENT)
                --

PERMITTED USE: GENERAL OFFICE
               --------------
PARKING:
     Number of Parking Spaces:      N/A
                                    ---

     Location of Parking Spaces:    Adjacent to office building
                                    ---------------------------

     PACIFIC RIM INVESTMENTS             FRONTIER AIRLINES
     LANDLORD TENANT                     TENANT


     ______________________________      ______________________________

                                 OFFICE LEASE
                                 ------------
                               LEASE TERM SHEET
                               ----------------


BUILDING:    AIRPORT PLAZA

LEASE DATE:  NOV 1, 1997

LANDLORD:    PACIFIC RIM INVESTMENTS, A COLORADO LIMITED LIABILITY PARTNERSHIP

   Address:  12015 E. 46/TH/ AVE. SUITE #115
             DENVER, CO 80239

TENANT:
   Name:     FRONTIER AIRLINES
   Address:  12015 E. 46/TH/ AVENUE, SUITE 200  DENVER, COLORADO 80239
             ---------------------------------------------------------

Address for Notice if
different than above)
BROKER OF RECORD:               NA
TENANT'S BROKER(if any)         NA

LEASED PREMISES:
     Suite Numbers: 500         Floor 5th floor
     Address:       12015 E. 46TH AVENUE-DENVER, COLORADO 80239

     Tenant's Rentable Area: 10,571 RSF (rentable square feet)

LEASE TERM:

     Lease Commencement Date:  FEBRUARY 1, 1996
     Lease Expiration Date:    JANUARY 31, 2001
     Lease Period:  5  year(s), plus  0  month(s) with 1 option for tenant to
                    --               ---
renew for a period of twelve to twenty four months at tenants election and at current rental rate. An annual rental rate of $ 126,852 divided into 12 (twelve) equal monthly installments of $10,571.00 per month, due and payable on the first day of each month.

     "BUILDING OPERATING COST" REFERENCE (ARTICLE 5):
     BASE YEAR: Calendar Year 1997, or
     EXPENSE STOP: $5.00 per square foot.
     TENANT'S PRO RATA SHARE (OF BUILDING FOR BUILDING OPERATING COSTS):
     10,571/63,226

     SECURITY DEPOSIT: (EQUIVALENT TO FIRST AND LAST MONTHS RENT)

     PERMITTED USE:  General Office
     PARKING: Number of parking Spaces:  N/A
     LOCATION OF PARKING SPACES: ADJACENT TO OFFICE BUILDING

     PACIFIC RIM INVESTMENTS             FRONTIER AIRLINES
     LANDLORD                            TENANT


     ______________________________      ______________________________

                                 OFFICE LEASE
                                 ------------
                               LEASE TERM SHEET
                               ----------------

BUILDING:    AIRPORT PLAZA

LEASE DATE:  NOV 1, 1997

LANDLORD:    PACIFIC RIM INVESTMENTS, A COLORADO LIMITED LIABILITY PARTNERSHIP

   Address:  12015 E. 46TH AVE. SUITE #115
             DENVER, COLORADO 80239

TENANT:
   Name:     FRONTIER AIRLINES
   Address:  12015 E. 46/TH/ AVENUE. SUITE 200      DENVER. COLORADO 80239
             -------------------------------------------------------------

(Address for Notice if
different than above)
BROKER OF RECORD:                       NA
TENANT'S BROKER(if any)                 NA

LEASED PREMISES:
     Suite Numbers: 610, 615, 620       Floor: 6th floor
     Address:       12015 E. 46/TH/ AVENUE-DENVER, COLORADO 80239

     Tenant's Rentable Area: 5285.50 RSF (rentable square feet)
                             -------

LEASE TERM:

     Lease Commencement Date:  NOVEMBER 1,1997
     Lease Expiration Date:    AUGUST 31, 1999
     Lease Period:   1  year(s), plus  10  month(s) with 1 option for tenant to
                    ---               ----
     renew for a period of six to twelve months at tenants election and at current rental rate. An annual rental rate of $ 78,225.40 divided into 12 (twelve) equal monthly installments of $6,518.78 per month, due and payable on the first day of each month.

     "BUILDING OPERATING COST" REFERENCE (ARTICLE 5)
     BASE YEAR: Calendar Year 1997 or
     EXPENSE STOP: $5.00 per square foot.

     TENANT'S PRO RATA SHARE (OF BUILDING FOR BUILDING OPERATING COSTS):
     5,285/63,226

     SECURITY DEPOSIT: (EQUIVALENT TO FIRST AND LAST MONTHS RENT)

     PERMITTED USE:  General Office
     PARKING: Number of parking Spaces:  N/A
     LOCATION OF PARKING SPACES: ADJACENT TO OFFICE BUILDING


     PACIFIC RIM INVESTMENTS             FRONTIER AIRLINES
     LANDLORD                            TENANT


     ______________________________      ______________________________

                                 OFFICE LEASE
                                 ------------
                               LEASE TERM SHEET
                               ----------------


BUILDING:    AIRPORT PLAZA
             -------------

LEASE DATE:  NOV 1, 1997
             -----------

LANDLORD:    PACIFIC RIM INVESTMENTS, A COLORADO LIMITED LIABILITY PARTNERSHIP
             -----------------------------------------------------------------

   Address:  12015 E. 46TH AVE. SUITE #115  DENVER. COLORADO 80239
             -----------------------------------------------------

TENANT:

   Name:     FRONTIER AIRLINES
             -----------------

   Address:  12015 E. 46TH AVENUE, SUITE 200     DENVER. COLORADO 80239
             ----------------------------------------------------------

---------------
(Address for Notice if
different than above):

BROKER OF RECORD:                      NA

TENANT'S BROKER (if any):              NA

LEASED PREMISES:
   Suite Number: 605            Floor: 6th floor
                                      ----------

   Address:      12015 E.46TH AVENUE - DENVER. COLORADO 80239
                 --------------------------------------------

   Tenant's Rentable Area: 238 RSF (rentable square feet)
                           ---
LEASE TERM:
   Lease Commencement Date:     NOVEMBER 1.1997
                                ----------------

   Lease Expiration Date:       AUGUST 31. 1999
                                ----------------

   Lease Period:                1  year(s), plus  10  month(s) with 1 option for
                                --               ----               -
   tenant to renew for a period of six to twelve months at tenants election and at current rental rate.


   BASE RENT: $6,457.66 total aggregate Base Rent, payable in monthly
              ---------
   installments as follows:

        An annual rental rate of $ 3522.40 divided into 12 (twelve) equal
                                 ---------
        monthly installments of $ 293.53 per month, due and payable on the first
                                --------
        day of each month.

"BUILDING OPERATING COST" REFERENCE (ARTICLE 5):

     BASE YEAR: Calendar Year 1997 or
                                --

     EXPENSE STOP: $ 5.00 per square foot

TENANT'S PRO RATA SHARE (OF BUILDING FOR BUILDING OPERATING COSTS):  238/63226
                                                                     ---------

SECURITY DEPOSIT:   na   (EQUIVALENT TO FIRST AND LAD MONTHS RENT)
                 --------

PERMITTED USE:  General Office
              ----------------

PARKING:
    Number of Parking Spaces:       N/A
                                    ---

    Location of Parking Spaces:     Adjacent to office building
                                    ---------------------------


     PACIFIC RIM INVESTMENTS             FRONTIER AIRLINES
     LANDLORD                            TENANT


     ______________________________      ______________________________

                                 OFFICE LEASE
                                 ------------
                               LEASE TERM SHEET
                               ----------------

BUILDING:    AIRPORT PLAZA

LEASE DATE:  MAY 1/ST/, 1998

LANDLORD:    PACIFIC RIM INVESTMENTS, A COLORADO LIMITED LIABILITY PARTNERSHIP

   Address:  12015 E. 46/TH/ AVE. SUITE #115
             DENVER, COLORADO 80239

TENANT:
   Name:     FRONTIER AIRLINES
   Address:  12015 E. 46/TH/ AVENUE, SUITE 200      DENVER. COLORADO 80239
             -------------------------------------------------------------

(Address for Notice if
different than above)
BROKER OF RECORD:                       NA
TENANT'S BROKER(if any)                 NA

LEASED PREMISES:
     Suite Numbers: roof                Floor: roof space
                                               ----------
     Address:       12015 E. 46/TH/ AVENUE-DENVER, COLORADO 80239

     Tenant's Rentable Area: 433 RSF (rentable square feet)
                             ---

LEASE TERM:
     Lease Commencement Date:  MAY 1/ST/, 1998
     Lease Expiration Date:    AUGUST 31, 1999
     Lease Period:           l year(s), plus 4 month(s) with 1 Option(s) To
                           ----              -
Renew for a period of six to twelve months at tenants election and at current rental rate. A monthly rental rate of $100.00 per month, due and payable on the first day of each month, and a no charge cost commencing Sept. 1, 1998 through August 31, 1999, whereby Antenna will be allowed to stand as is.

     "BUILDING OPERATING COST" REFERENCE (ARTICLE 5):
     BASE YEAR: na
     EXPENSE STOP: na
     TENANT'S PRO RATA SHARE (OF BUILDING FOR BUILDING OPERATING COSTS): NA

     SECURITY DEPOSIT: na (EQUIVALENT TO FIRST AND LAST MONTHS RENT)

     PERMITTED USE: Satellite antenna

     PARKING: Number of parking Spaces:  N/A
     LOCATION OF PARKING SPACES:  ADJACENT TO OFFICE BUILDING

     GUARANTOR:
          Name:
          Address:
     As per our agreement, we will waive all roof charges and other accrued charges, i.e. conference room for the $1,600.00 trade for tickets.

     PACIFIC RIM INVESTMENTS             FRONTIER AIRLINES
     LANDLORD                            TENANT



     ______________________________      ______________________________